Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

Innovator IBD® Breakout Opportunities ETF

(the “Fund”)

Supplement To the Fund’s Summary Prospectus and Prospectus
Dated March 1, 2021

Dated July 23, 2021

Notwithstanding anything to the contrary in the Fund’s prospectus and summary prospectus, the Annual Fund Operating Expenses table has been revised to add an “Acquired Fund Fees and Expenses” line item and is replaced in its entirety as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Other Expenses	0.00%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses(1)	0.04%
Total Annual Fund Operating Expenses	0.84%

(1)

“Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year. Acquired Fund Fees and Expenses are the indirect costs of investing in such other investment companies. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Although the amount reflected in the Total Annual Fund Operating Expenses includes the incurrence of Acquired Fund Fees and Expenses during the previous fiscal year, the Fund may incur lower, higher or no Acquired Fund Fees and Expenses during the current fiscal year or future fiscal years.

Please Keep This Supplement With Your Summary Prospectus and Prospectus For Future Reference